Exhibit 24
                                                       ----------


                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company, hereby constitutes and appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements, and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in, or shares of Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its Employees Thrift and Profit Sharing Plan.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of September, 1994.

               			    /s/ Arthur J. Bennert, Jr.
                                   -----------------------------
                                   Arthur J. Bennert, Jr.

                                                       Exhibit 24
                                                       ----------


                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company, hereby constitutes and appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements, and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in, or shares of Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its Employees Thrift and Profit Sharing Plan.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of September, 1994.

                                   /s/ James A. Cunningham
                                   -----------------------------
                                   James A. Cunningham

                                                       Exhibit 24
                                                       ----------


                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company, hereby constitutes and appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements, and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in, or shares of Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its Employees Thrift and Profit Sharing Plan.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of September, 1994.

                           	   /s/ Charles H. Erhart, Jr.
                                   -----------------------------
                                   Charles H. Erhart, Jr.

                                                       Exhibit 24
                                                       ----------


                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company, hereby constitutes and appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements, and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in, or shares of Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its Employees Thrift and Profit Sharing Plan.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of September, 1994.

                           	   /s/ N. Gilliatt
                                   -----------------------------
                                   N. Gilliatt

                                                       Exhibit 24
                                                       ----------


                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company, hereby constitutes and appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements, and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in, or shares of Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its Employees Thrift and Profit Sharing Plan.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of September, 1994.

                                   /s/ J. Peter Grace
                                   -----------------------------
                                   J. Peter Grace

                                                       Exhibit 24
                                                       ----------


                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company, hereby constitutes and appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements, and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in, or shares of Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its Employees Thrift and Profit Sharing Plan.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of September, 1994.

                                   /s/ Will J. Hoekman
                                   -----------------------------
                                   Will J. Hoekman

                                                       Exhibit 24
                                                       ----------


                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company, hereby constitutes and appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements, and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in, or shares of Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its Employees Thrift and Profit Sharing Plan.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of September, 1994.

                           	   /s/ Anthony C. Hutton
                                   -----------------------------
                                   Anthony C. Hutton

                                                       Exhibit 24
                                                       ----------


                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company, hereby constitutes and appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements, and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in, or shares of Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its Employees Thrift and Profit Sharing Plan.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of September, 1994.

                           	   /s/ Thomas C. Hutton
                                   -----------------------------
                                   Thomas C. Hutton

                                                       Exhibit 24
                                                       ----------


                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company, hereby constitutes and appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements, and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in, or shares of Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its Employees Thrift and Profit Sharing Plan.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of September, 1994.

                           	   /s/ Charles O. Lane
                                   -----------------------------
                                   Charles O. Lane

                                                       Exhibit 24
                                                       ----------


                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company, hereby constitutes and appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements, and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in, or shares of Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its Employees Thrift and Profit Sharing Plan.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of September, 1994.

                           	   /s/ Sandra E. Laney
                                   -----------------------------
                                   Sandra E. Laney

                                                       Exhibit 24
                                                       ----------


                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company, hereby constitutes and appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements, and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in, or shares of Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its Employees Thrift and Profit Sharing Plan.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of September, 1994.

                           	   /s/ Kevin J. McNamara
                                   -----------------------------
                                   Kevin J. McNamara

                                                       Exhibit 24
                                                       ----------


                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company, hereby constitutes and appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements, and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in, or shares of Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its Employees Thrift and Profit Sharing Plan.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of September, 1994.

                           	   /s/ Timothy S. O'Toole
                                   -----------------------------
                                   Timothy S. O'Toole

                                                       Exhibit 24
                                                       ----------


                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company, hereby constitutes and appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements, and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in, or shares of Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its Employees Thrift and Profit Sharing Plan.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of September, 1994.

                           	   /s/ D. Walter Robbins, Jr.
                                   -----------------------------
                                   D. Walter Robbins, Jr.

                                                       Exhibit 24
                                                       ----------


                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company, hereby constitutes and appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements, and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in, or shares of Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its Employees Thrift and Profit Sharing Plan.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of September, 1994.

                           	   /s/ Jerome E. Schnee
                                   -----------------------------
                                   Jerome E. Schnee

                                                       Exhibit 24
                                                       ----------


                             POWER OF ATTORNEY

          KNOW ALL MEN BY THESE PRESENTS that the undersigned, a Director of National Sanitary Supply Company, hereby constitutes and appoints Edward L. Hutton, Paul C. Voet and Naomi C. Dallob as the true and lawful attorneys-in-fact of the undersigned, with full power in each to act without the others, for and in the name of the undersigned as such Director to sign any and all Registration Statements, and amendments thereto, including Post-Effective Amendments, filed with the Securities and Exchange Commission relating to registration under the Securities Act of 1933 of interests in, or shares of Common Stock of National Sanitary Supply Company to be offered and sold pursuant to its Employees Thrift and Profit Sharing Plan.
          IN WITNESS WHEREOF, the undersigned has hereunto set his or her hand this 27th day of September, 1994.

	                           /s/ Kenneth F. Vuylsteke
                                   -----------------------------
                                   Kenneth F. Vuylsteke